SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         May 23, 2012
                        Date of Report
              (Date of Earliest Event Reported)

             TIMBERWOOD ACQUISITION CORPORATION
      (Name of Registrant as Specified in its Charter)

Delaware                    000-54594               00-0000000
(State or other      (Commission File Number)    (IRS Employer
jurisdiction                                      Identification No.)
of incorporation)

                        67 Parkwood Drive
                    Daly City, California 94015

           (Address of Principal Executive Offices)

                        650-392-5151
                (Registrant's Telephone Number)



ITEM 5.03     Amendments to Articles of Incorporation

    On May 23, 2012, the then shareholders of the Corporation and the Board of Directors unanimously approved the change of the Registrant's name to IFU Acquisition Corporation and filed such change with the State of Delaware.


                    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                        TIMBERWOOD ACQUISITION CORPORATION


Date: August 5, 2012           /s/  Peter Tong
                            President